                                  THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March __, 2003, is entered into among CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), and PC MALL,
INC., a Delaware corporation formerly known as IdeaMall, Inc. ("PC Mall"), PC MALL SALES, INC., a California
corporation formerly known as Creative Computers, Inc. ("PC Mall Sales") ECOST.COM, INC., a Delaware corporation
("ecost"), ELINUX.COM, INC., a Delaware corporation ("eLinux"), CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc. ("CCIT"), WF ACQUISITION SUB, INC., a Delaware corporation
("WF Sub"), COMPUTABILITY LIMITED, a Delaware corporation ("Computability"), AF SERVICES, INC., a Delaware corporation ("AF Services"), PC MALL GOV, INC., a Delaware corporation ("PCMG"), CLUBMAC, INC., a Delaware corporation ("ClubMac"), ONSALE, INC., a Delaware corporation ("Onsale"), AV ACQUISITION, INC., a Delaware corporation ("AV Acquisition"), MALL ACQUISITION 1, INC., a Delaware corporation formerly known as PCM.com, Inc.
("Acquisition 1") and MALL ACQUISITION 2, INC., a Delaware corporation formerly known as PCMall.com, Inc.
("Acquisition 2"), jointly and severally as co-borrowers (each a "Borrower" and collectively, "Borrowers").

                                                     RECITALS

A.       Borrowers and Lender have previously entered into that certain Loan and Security Agreement dated March
7, 2001 as amended (the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.       Borrowers have requested Lender to amend the Loan Agreement, and Lender is willing to amend the Loan
Agreement, all upon the terms and conditions set forth below.

                                                     AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Amendments.

(a)      Availability Reserve Upon Sale of Real Estate.  Clause (iv) of the last sentence in the definition of
"Availability Reserves" in Section 1.7 of the Loan Agreement is hereby deleted in its entirety.

(b)      DFS.  The definition of "DFS" in Section 1.16 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.16    'DFS' shall mean GE Commercial Distribution Finance
                  Corporation, a Nevada corporation formerly known as Deutsche Financial
                  Services Corporation."

(c)      Eligible Government Accounts.  A new clause (s) is hereby added to the definition of "Eligible Accounts"
in Section 1.19 of the Loan Agreement as follows:

                  "(s) such Accounts owed by the United States of America, any State, political subdivision, agency or instrumentality thereof, with respect to which
                  Borrowers have not fully complied with the Federal Assignment of Claims Act of
                  1940, as amended, or any similar state or local law, if applicable, do not constitute more than twenty percent (20%) of all otherwise Eligible Accounts
                  (but the portion of such Accounts not in excess of such percentage may be deemed Eligible Accounts)."

Additionally, the second proviso in Section 2.1(a)(i) of the Loan Agreement is hereby deleted in its entirety.

(d)      Eurodollar Rate Margin.  The definition of "Eurodollar Rate Margin" in Section 1.28 of the Loan
Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.28 'Eurodollar Rate Margin' based upon the audited net income of
                  Borrowers on a consolidated basis during any twelve (12) month fiscal year shall mean (a) two percent (2.00%) per annum if such audited net income was greater than Two Million Five Hundred Thousand Dollars ($2,500,000), (b) two
                  and one-quarter percent (2.25%) per annum if such audited net income was equal to or less than Two Million Five Hundred Thousand Dollars ($2,500,000) but not
                  less than One Dollar ($1), and (c) two and one-half percent (2.50%) per annum if such audited net income was less than One Dollar ($1), as adjusted pursuant to Section 3.1(d) hereof, provided, that, the Eurodollar Rate Margin shall not be reduced if an Event of Default has occurred and is continuing as determined by Lender.  For the purposes of this Section 1.28, the 'audited net income' of
                  Borrowers on a consolidated basis shall mean such net income as determined in accordance with GAAP based upon the audited financial statements furnished to
                  Lender in accordance with clause 9.6(a)(ii) hereof, without, however, giving effect to any extraordinary gains or extraordinary losses or any non-cash write-ups or non-cash write-downs."

(e)      Excess Availability.  Paragraph (b) of the definition of "Excess Availability" in Section 1.30 of the
Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(b)     the amount of all then outstanding and unpaid Obligations
                  (but not including for this purpose the then outstanding principal amount of the Term Loan)."

(f)      Apple In Transit Inventory.  The proviso in Section 2.1(a)(ii)(A) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "provided, that, the total sum available under this Section
                  2.1(a)(ii)(A) based upon Eligible Inventory that is in transit from Apple
                  Computer to Borrowers shall not exceed Two Million Dollars ($2,000,000) at any time, unless Borrowers have provided Lender with a current borrowing base certificate (separately identifying such in-transit Eligible Inventory) and a current certificate of Borrowers' payables and accrued payables to Apple
                  Computer (with such supporting documentation as Lender may reasonably request and separately identifying the payables owing for Inventory in transit from
                  Apple Computer to Borrowers), which certificates shall be in form reasonably satisfactory to Lender, in which case, for a period of five (5) Business Days after Lender's receipt and satisfactory review of such certificates, the total sum available hereunder based upon such in-transit Eligible Inventory shall not exceed Ten Million Dollars ($10,000,000);"

(g)      Inventory Subline.  Section 2.1(a)(ii)(B) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(B)     Forty Million Dollars ($40,000,000), provided, that, such
                  amount shall be reduced to (1) Thirty Million Dollars ($30,000,000) if the turn of Borrowers' Inventory is slower than twenty-five (25) days but not slower than thirty (30) days, as determined by Lender on a rolling six (6)
                  month basis in accordance with Exhibit B attached hereto as the product of three hundred sixty (360) times the quotient of the average total Value of
                  Inventory, divided by the cost of all Inventory sold, and (2) Twenty Million
                  Dollars ($20,000,000) if such turn of Borrowers' Inventory is slower than thirty (30) days, and provided further, that, if Borrowers do not provide
                  Lender, on or before the tenth (10th) Business Day of any month, with a certificate (in form satisfactory to Lender) that such turn of Borrowers'
                  Inventory was not slower than a specified number of days during the six (6)
                  months ending on the last day of the immediately preceding month, then such amount shall be reduced to Twenty Million Dollars ($20,000,000),  minus"

(h)      Subline on Letters of Credit for Purchasing Eligible Inventory.  The proviso in the first sentence of
Section 2.2(e) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "provided, that, if the sublimit on Revolving Loans based upon
                  Eligible Inventory pursuant to Section 2.1(a)(ii)(B) is reduced to a lesser amount, the amount of all Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory and all other commitments and obligations made or incurred by Lender in connection therewith shall not exceed such lesser amount."

(i)      Term Loan.  With respect to Section 2.3 of the Loan Agreement, the outstanding principal amount of the
Term Loan shall be increased to Two Million Dollars ($2,000,000) and shall be evidenced and repaid in accordance with a Third Amended and Restated Term Promissory Note in the form of Exhibit A attached hereto and incorporated herein by reference (the "Third Amended Note").

(j)      Eurodollar Rate Loans.  Clause (vi) of Section 3.1(b) is hereby amended and restated to read in its entirety as follows:

                           "(vi)    the maximum amount of the Eurodollar Rate Loans at any time requested by Borrowers shall not exceed the amount equal to eighty-five percent (85%) of the lowest principal amount of the Loans which it is anticipated will be outstanding during the applicable Interest Period, in each case as determined by Lender (but with no obligation of Lender to make such
                  Loans) and"

(k)      Loan Servicing Fee.  Section 3.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "3.3     Loan Servicing Fee.  Borrowers shall pay to Lender a monthly loan servicing fee in an amount equal to One Thousand Five Hundred Dollars
                  ($1,500), plus out-of-pocket costs and expenses, in respect of Lender's services while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on a monthly basis, in advance, on the first day of each month."

(l)      Clearance Days.  Section 6.3(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(b)     For purposes of calculating interest on the Obligations,
                  such payments or other funds received will be applied (conditional upon final collection) to the Obligations one-half of one (1/2) Business Day following the date of receipt of immediately available funds by Lender in the Payment
                  Account (such that Borrowers will pay a charge equal to one-half (1/2) of the additional interest that would have accrued on the sum of such payments or other funds if the sum was applied to the Obligations one (1) Business Day after receipt of immediately available funds by Lender in the Payment
                  Account).  For purposes of calculating the amount of the Revolving Loans available to Borrowers such payments will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Lender in the
                  Payment Account, if such payments are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrowers' loan account on such day, and if not, then on the next Business Day.  In the event that at any time or from time to time there are no Revolving Loans outstanding, Lender shall be entitled to an administrative charge in an amount equivalent to the interest Lender would have received on account of the above one-half of one (1/2) Business Day clearance had there been Revolving Loans outstanding."

(m)      Collateral Reporting.  Section 7.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "7.1     Collateral Reporting.  Borrowers shall provide Lender with the following documents in a form satisfactory to Lender:  (a) on a weekly basis, (i) schedules of sales made, credits issued and cash received, which, after the occurrence of an Event of Default or the filing of a bankruptcy petition by or against any Borrower, and for so long as such Event of Default is continuing or such bankruptcy petition has not been dismissed, shall separately account for sales of Inventory subject to the security interest of
                  IBM Credit Corporation, (ii) borrowing base certificates, (iii) schedules of
                  Inventory (net of fixed assets) separately identifying Inventory by vendor, type, location and age, with perpetual inventory reports identifying
                  "Qualified Merchandise" (as defined in the DFS Intercreditor Agreement), and
                  (iv) schedules of accounts payable and accrued accounts payable to any vendor holding a security interest in any property of the Borrowers; (b) on a monthly basis, on or before the tenth (10th) Business Day of such month for the immediately preceding month or more frequently as Lender may request, (i)
                  agings of accounts receivable, (ii) agings of accounts payable, accrued accounts payable, lease payables and other payables, and (iii) a certificate from an authorized officer of Borrowers representing that each Borrower has made payment of sales and use taxes during such month or, at Lender's request, other evidence of such payment; (c) upon Lender's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrowers; and (d) such other reports as to the Collateral or other property which is security for the
                  Obligations as Lender shall request from time to time.  Borrowers shall provide Lender, as soon as available, but in any event not later than five (5)
                  days after receipt by Borrowers, with all statements received from Apple
                  Computer and any other vendor who may hold a security interest in any
                  Borrower's assets, together with such additional information as shall be sufficient to enable Lender to monitor the accounts payable and accrued accounts payable to them.  If any of Borrowers' records or reports of the
                  Collateral or other property which is security for the Obligations are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrowers hereby irrevocably authorize such service, contractor, shipper or agent to deliver such records, reports, and related documents to
                  Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing."

(n)      Inventory Appraisals.  Section 7.3(d) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(d)     upon Lender's request, Borrowers shall, at their expense, no more than three (3) times in any twelve (12) month period as to desktop appraisals, and no more than one (1) time in any twelve (12) month period as to full appraisals, but at any time or times as Lender may request upon the occurrence and during the continuance of an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and addressing such issues as
                  Lender may require in its commercially reasonable judgment, issued by an appraiser acceptable to Lender, and addressed to Lender or upon which Lender is expressly permitted to rely (with the understanding that Lender may revise the definition of 'Eligible Inventory' hereunder or establish Availability
                  Reserves as Lender may deem advisable in its sole discretion based upon the results of such updated appraisals);"

(o)      Audits.  Section 7.7 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "7.7     Access to Premises.  From time to time as requested by
                  Lender, at the cost and expense of Borrowers, no more than three (3) times in any twelve (12) month period, but at any time or times as Lender may request upon the occurrence and during the continuance of an Event of Default, (a)
                  Lender or its designee shall have complete access to all of Borrowers'
                  premises during normal business hours and after two (2) Business Days prior notice to Borrowers, or at any time and without notice to Borrowers if an
                  Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrowers' books and records, including, without limitation, the Records, and (b) Borrowers shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may reasonably request, and (c) Lender may use during normal business hours such of Borrowers' personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of
                  Accounts or Credit Card/Check Processing Receivables and realization of other
                  Collateral."

(p)      Financial Statements.  Section 9.6(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(a)     Borrowers shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrowers and their subsidiaries (if any) in accordance with GAAP and Borrowers shall furnish or cause to be furnished to Lender:  (i) on or before the earlier of the forty-fifth (45th) day after the end of each fiscal month or, for any fiscal month ending on the last day of a fiscal quarter, the date on which Borrowers file their Form 10Q with the Securities and Exchange Commission for such fiscal quarter, monthly unaudited internally prepared consolidated and consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) as of the end of and through such fiscal month, all in reasonable detail, which financial statements shall be prepared honestly and in good faith (provided that where such fiscal month does not end on the last day of a fiscal quarter, Lender understands that such financial statements are based upon information available at the time of preparation of such financial statements and may therefore not be accurate or complete), and where such fiscal month ends on the last day of a fiscal quarter, shall fairly present the financial position and the results of the operations of Borrowers and their subsidiaries, provided, that, if the average daily Excess Availability during any fiscal quarter (as determined on the dates on which Lender approves the weekly borrowing base certificates provided pursuant to clause (a) of
                  Section 7.1 hereof) is not less than Ten Million Dollars ($10,000,000) and so long as no Event of Default has occurred and is continuing, then during the immediately following fiscal quarter, such financial statements may be provided on a fiscal quarter basis on or before the earlier of the forty-fifth
                  (45th) day  after the end of such fiscal quarter or the date on which
                  Borrowers file their Form 10Q with the Securities and Exchange Commission for such fiscal quarter, and (ii) within ninety (90) days after the end of each fiscal year, audited consolidated and consolidating financial statements of
                  Borrowers and their subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrowers and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrowers and their subsidiaries as of the end of and for the fiscal year then ended."

(q)      Merger and Consolidation.  Clause (a) of Section 9.7 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(a)     merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, provided, that any Borrower may merge into or with or consolidate with any other Borrower upon not less than twenty (20) days prior written notice to
                  Lender,"

(r)      Indebtedness.  A new Section 9.9(g) is hereby added to the Loan Agreement as follows:

                           "(g)     indebtedness to the Canadian federal government and any
                  Canadian provincial government in an aggregate sum not to exceed Two Million
                  Dollars ($2,000,000) (Canadian) on account of advances made by the Canadian federal government and Canadian provincial governments against rebates payable by them to Borrowers."

(s)      Acquisitions and Guarantees.  Section 9.10(d)(ii), (v) and (xiv) and 9.10(e) of the Loan Agreement are
hereby amended and restated to read in their entirety as follows:

                           "(ii)    The aggregate sum of (A) the purchase price for the subject
                  Target and any related Targets plus any other consideration payable in connection with the sale of the Target and any related Targets, excluding any earn-outs and similar contingent payments, excluding any obligations or indebtedness of the Target that are assumed (as permitted by Section 9.9 hereof) and excluding any capital stock of PC Mall (the "Total Consideration")
                  or the amount of the subject Subsidiary Investments (as applicable), plus
                  (B)the aggregate sum of the Total Considerations for all Targets previously acquired by Borrowers (excluding Pacific Business Systems, Inc. and Wareforce
                  Incorporated) plus all Subsidiary Investments previously made by Borrowers, shall not exceed Fifty Million Dollars ($50,000,000) during the term of this
                  Agreement and Twenty Million Dollars ($20,000,000) during any fiscal year;"

                           "(v)     Any portion of the Total Consideration (excluding any
                  earn-outs and similar contingent payments) that is not payable on the closing of the acquisition of the subject Target shall, to the extent a Borrower is obligated to make payment thereof, be subordinated in a manner satisfactory to
                  Lender or, at Borrowers' option, Lender may establish an Availability Reserve for such portion of the Total Consideration;"

                           "(xiv)   The chief executive office and jurisdiction of organization of the subject Target or New Subsidiary (as applicable) shall be in the United
                  State or Canada, and in any event, only those Accounts generated and invoiced from the United States or Canada and that Inventory located in the United
                  States or Canada may be deemed Eligible Accounts or Eligible Inventory."

                           "(e)     any Borrower may make loans or advances to, or investments in, another Borrower, and may guaranty, assume, endorse or otherwise become responsible for the indebtedness or obligations of another Borrower; and"

(t)      Stock Repurchases.  Clause (a) of Section 9.11 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(a)     the aggregate sum of all payments made on account of such
                  repurchases shall not exceed Ten Million Dollars ($10,000,000) during the term of this Agreement,"

(u)      Events of Default.  Sections 10.1(a), (d), (i) and (l) of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

                           "(a)     (i) Borrowers fail to pay any of the Obligations within two
                  (2) Business Days after the same become due and payable or (ii) any Borrower or any Obligor fails to perform any of the covenants contained in this
                  Agreement or the other Financing Agreements and such failure shall continue for thirty (30) days; provided, that, such thirty (30) day period shall not apply in the case of (A) any failure to observe any such covenant which is not capable of being cured at all or within such thirty (30) day period or which has been the subject of a prior failure within the preceding four (4) month period or (B) any failure by Borrowers to pursue a cure diligently and promptly during such thirty (30) day period or (iii) any Borrower fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements other than those described in Sections 10.1(a)(i) and 10.1(a)(ii) above;"

                           "(d)     any judgment for the payment of money (excluding any such
                  judgment fully covered by insurance) is rendered against any of Borrowers or
                  Obligors in excess of Five Hundred Thousand Dollars ($500,000) in any one case or in excess of One Million Dollars ($1,000,000) in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any material judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any of Borrowers or Obligors or any of their assets;"

                           "(i)     any default by any Borrower or any Obligor under any
                  agreement, document or instrument relating to any indebtedness for borrowed money or secured indebtedness owing to any person other than Lender (including without limitation DFS), or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in excess of One Million Dollars ($1,000,000) in the aggregate, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by any Borrower or any Obligor under any material contract, lease, license or other obligation to any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto, unless (in each case and without limiting Lender's rights to establish Availability Reserves for any such defaults) such defaults are being contested in good faith by appropriate proceedings diligently pursued;"

                           "(l)     there shall be a material adverse change in the business or assets of Borrowers taken as a whole or any Obligor after the date hereof; or"

(v)      Term.  The first sentence of Section 12.1(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on March 7, 2007 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

(w)      Early Termination Fee.  Clauses (i), (ii) and (iii) of Section 12.1(c) of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

                          "Amount                                                     Period
(i)      0.25% of the Maximum Credit                         to and including March 7, 2006
(ii)     0.125% of the Maximum Credit                        after March 7, 2006 to and including September 7, 2006
(iii)    -$0-                                                after September 7, 2006"

2.       Effectiveness of this Amendment.  Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective.

(a)      This Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)      The Third Amended Note duly executed and delivered by Borrowers.

(c)      A renewal fee in the amount of Three Hundred Thousand Dollars ($300,000) which shall be fully earned and due and payable on the date hereof.

(d)      Consents duly executed and delivered by LaSalle Business Credit, LLC and Fleet Capital Business Finance
Division as Participants.

(e)      All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

3.       Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)      Authority.  Such Borrower has the requisite corporate power and authority to execute and deliver this
Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)      Enforceability.  This Amendment has been duly executed and delivered by such Borrower.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such
Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

(c)      Representations and Warranties.  The representations and warranties contained in each Financing
Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)      Due Execution.  The execution, delivery and performance of this Amendment are within the power of such
Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e)      No Default.  No event has occurred and is continuing that constitutes an Event of Default.

4.       Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

5.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6.       Reference to and Effect on the Financing Agreements.

(a)      Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this
Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan
Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)      Except as specifically provided above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

(c)      The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d)      To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan
Agreement as modified or amended hereby.

7.       Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LENDER:                                                      BORROWERS:
CONGRESS FINANCIAL                                           PC MALL, INC.
CORPORATION (WESTERN)
By:/s/Gary Cassianni                                         By:/s/Frank Khulusi
Name:Gary Cassianni                                          Name: Frank Khulusi
Title: Vice President                                        Title: President
                                                             PC MALL SALES, INC.
                                                             By:/s/Rory Zaks
                                                             Name: Rory Zaks
                                                             Title: President
                                                             ECOST.COM, INC.
                                                             By:/s/Gary Guy
                                                             Name: Gary Guy
                                                             Title: President
                                                             ELINUX.COM, INC.
                                                             By:/s/Dan DeVries
                                                             Name: Dan Devries
                                                             Title: President
                                                             CCIT, INC.
                                                             By:/s/Richard Lepow
                                                             Name: Richard Lepow
                                                             Title: President
                                                             WF ACQUISITION SUB, INC.
                                                             By:/s/William Neary
                                                             Name: William Neary
                                                             Title:President
                                                             COMPUTABILITY LIMITED
                                                             By:/s/Pete L. Zuiker
                                                             Name: Pete L. Zuiker
                                                             Title: President
                                                             AF SERVICES, INC.
                                                             By:/s/Simon Abuyounes
                                                             Name: Simon Abuyounes
                                                             Title: President

                                                             PC MALL GOV, INC.
                                                             By:/s/Alan Bechara
                                                             Name: Alan Bechara
                                                             Title:President
                                                             CLUBMAC, INC.
                                                             By:/s/Mike McNeill
                                                             Name:Mike McNeill
                                                             Title:President
                                                             ONSALE, INC.
                                                             By:/s/Sam Khulusi
                                                             Name:Sam Khulusi
                                                             Title:President
                                                             AV ACQUISITION, INC.
                                                             By:/s/Frank Khulusi
                                                             Name:Frank Khulusi
                                                             Title:President
                                                             MALL ACQUISITION 1, INC.
                                                             By:/s/Frank Khulusi
                                                             Name:Frank Khulusi
                                                             Title:President
                                                             MALL ACQUISITION 2, INC.
                                                             By:/s/Frank Khulusi
                                                             Name:Frank Khulusi
                                                             Title:President

                                                     EXHIBIT A
                                     20

                                                     EXHIBIT A

                                                       THIRD
                                               AMENDED AND RESTATED
                                               TERM PROMISSORY NOTE

$2,000,000                                                                                     Pasadena, California
                                                                                                     March __, 2003

FOR VALUE RECEIVED, PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc., PC MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc., CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc., ECOST.COM, INC., a Delaware corporation, ELINUX.COM,
INC., a Delaware corporation, COMPUTABILITY LIMITED, a Delaware corporation, WF ACQUISITION SUB, INC., a Delaware corporation, AF SERVICES, INC., a Delaware corporation, PC MALL GOV, INC., a Delaware corporation, CLUBMAC, INC., a Delaware corporation ONSALE, INC., a Delaware corporation, AV ACQUISITION, INC., a Delaware corporation, MALL
ACQUISITION 1, INC., a Delaware corporation, and MALL ACQUISITION 2, INC., a Delaware corporation (each a
"Debtor" and collectively, "Debtors"), hereby jointly, severally and unconditionally promise to pay to the order of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation (the "Payee"), at the offices of Payee at
251 South Lake Avenue, Suite 900, Pasadena, California 91101, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of TWO MILLION DOLLARS ($2,000,000) in lawful money of the United States of America and in immediately available funds, in twenty-four (24) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing April 1, 2003 of which the first twenty-three (23) installments shall each be in the amount of EIGHTY-THREE THOUSAND THREE HUNDRED
THIRTY-THREE AND 33/100 DOLLARS ($83,333.33), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtors hereby further jointly and severally promise to pay interest to the order of Payee on the unpaid principal balance hereof as set forth in Section 3.1 of that certain Loan and Security Agreement dated March 7,
2001 between the Debtors and the Payee, as it has been or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.  Such interest shall be paid in like money at said office or place from the date hereof, commencing April 1, 2003 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full.  Interest payable upon and after an Event of
Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

This Note is issued pursuant to the terms and provisions of the Loan Agreement to evidence the Term Loan by Payee to Debtors, and is subject to all such terms and provisions, including without limitation the acceleration provisions set forth in Section 2.3 of the Loan Agreement.  This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instrument now or at any time hereafter executed and/or delivered by any Debtor or any other party in connection therewith
(all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the
"Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing
Agreements.  At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of any Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of any Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the
"Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable rate set forth in the Loan Agreement until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Each Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce  payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent.  The pleading of any statute of limitations as a defense to any demand against any Debtor is expressly hereby waived by each Debtor.  Upon any
Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to any Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against any Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose.  None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of California
(without giving effect to principles of conflicts of law).

Each Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of the State of
California and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against any Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against such Debtor or its property).

Each Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at
Payee's option, by service upon such Debtor in any other manner provided under the rules of any such courts.
Within thirty (30) days after such service, each Debtor shall appear in answer to such process, failing which each Debtor shall be deemed in default and judgment may be entered by Payee against each Debtor for the amount of the claim and other relief requested.

EACH DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING
UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN ANY DEBTOR AND
PAYEE IN RESPECT OF THIS NOTE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR
THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR
OTHERWISE.  EACH DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE
DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of each Debtor.  Each Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of each Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.  Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Without limiting Payee's right to charge an early termination fee to the extent provided in Section 12.1(c) of the Loan Agreement in connection with any termination of the Loan Agreement prior to the end of the current term or any renewal term thereof, this Note may be prepaid at any time without premium or penalty.

;
This Note shall amend and restate that certain Second Amended and Restated Term Promissory Note dated October 31,
2002 executed by Debtors to the order of Payee for the original principal sum of $416,666.73, in its entirety.

ATTEST:                                                          PC MALL, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          PC MALL SALES, INC.,
                                                                 a California corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          CCIT, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          ECOST.COM, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          ELINUX.COM, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

;

ATTEST:                                                          COMPUTABILITY LIMITED,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          WF ACQUISITION SUB, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          AF SERVICES, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          PC MALL GOV, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          CLUBMAC, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          ONSALE, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

;

ATTEST:                                                          AV ACQUISITION, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          MALL ACQUISITION 1, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          MALL ACQUISITION 2, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

                                                          6
________________________________________________________________________________________________________________

                                                       THIRD
                                               AMENDED AND RESTATED
                                               TERM PROMISSORY NOTE

$2,000,000                                                                                     Pasadena, California
                                                                                                     March __, 2003

                  FOR VALUE RECEIVED, PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc., PC
MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc., CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc., ECOST.COM, INC., a Delaware
corporation, ELINUX.COM, INC., a Delaware corporation, COMPUTABILITY LIMITED, a Delaware corporation, WF
ACQUISITION SUB, INC., a Delaware corporation, AF SERVICES, INC., a Delaware corporation, PC MALL GOV, INC., a
Delaware corporation, CLUBMAC, INC., a Delaware corporation ONSALE, INC., a Delaware corporation, AV ACQUISITION,
INC., a Delaware corporation, MALL ACQUISITION 1, INC., a Delaware corporation, and MALL ACQUISITION 2, INC., a
Delaware corporation (each a "Debtor" and collectively, "Debtors"), hereby jointly, severally and unconditionally promise to pay to the order of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation (the "Payee"), at the offices of Payee at 251 South Lake Avenue, Suite 900, Pasadena, California 91101, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of TWO MILLION DOLLARS
($2,000,000) in lawful money of the United States of America and in immediately available funds, in twenty-four
(24) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing April 1, 2003 of which the first twenty-three (23) installments shall each be in the amount of
EIGHTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($83,333.33), and the last installment shall be in the amount of the entire unpaid balance of this Note.

                  Debtors hereby further jointly and severally promise to pay interest to the order of Payee on the unpaid principal balance hereof as set forth in Section 3.1 of that certain Loan and Security Agreement dated
March 7, 2001 between the Debtors and the Payee, as it has been or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.  Such interest shall be paid in like money at said office or place from the date hereof, commencing April 1, 2003 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full.  Interest payable upon and after an
Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

                  This Note is issued pursuant to the terms and provisions of the Loan Agreement to evidence the
Term Loan by Payee to Debtors, and is subject to all such terms and provisions, including without limitation the acceleration provisions set forth in Section 2.3 of the Loan Agreement.  This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instrument now or at any time hereafter executed and/or delivered by any Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements.  At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of any Debtor maintained by Payee.

                  If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing
Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of any
Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other
Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable rate set forth in the Loan Agreement until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

                  Each Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii)
agrees that it will not be necessary for Payee to first institute suit in order to enforce  payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent.  The pleading of any statute of limitations as a defense to any demand against any Debtor is expressly hereby waived by each
Debtor.  Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to any Debtor.

                  Payee shall not be required to resort to any Collateral for payment, but may proceed against any Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose.  None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

                  The validity, interpretation and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

                  Each Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of the State of California and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any
Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against any
Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against such Debtor or its property).

                  Each Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon such Debtor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, each Debtor shall appear in answer to such process, failing which each Debtor shall be deemed in default and judgment may be entered by Payee against each Debtor for the amount of the claim and other relief requested.

                  EACH DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF
ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS
BETWEEN ANY DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS
RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT,
EQUITY OR OTHERWISE.  EACH DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

                  The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of each Debtor.  Each Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

                  This Note shall be binding upon the successors and assigns of each Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.  Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  Without limiting Payee's right to charge an early termination fee to the extent provided in
Section 12.1(c) of the Loan Agreement in connection with any termination of the Loan Agreement prior to the end of the current term or any renewal term thereof, this Note may be prepaid at any time without premium or penalty.

;
                  This Note shall amend and restate that certain Second Amended and Restated Term Promissory Note dated October 31, 2002 executed by Debtors to the order of Payee for the original principal sum of $416,666.73, in its entirety.

ATTEST:                                                          PC MALL, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          PC MALL SALES, INC.,
                                                                 a California corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          CCIT, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          ECOST.COM, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          ELINUX.COM, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

;

ATTEST:                                                          COMPUTABILITY LIMITED,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          WF ACQUISITION SUB, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]
ATTEST:                                                          AF SERVICES, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          PC MALL GOV, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          CLUBMAC, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          ONSALE, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

;

ATTEST:                                                          AV ACQUISITION, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          MALL ACQUISITION 1, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]

ATTEST:                                                          MALL ACQUISITION 2, INC.,
                                                                 a Delaware corporation
                                                                 By:
Secretary                                                        Name:
                                                                 Title:
[Corporate Seal]